[LOGO]

APPLICATION
FOR
LIFE INSURANCE

Form HL-14622 Printed in U.S.A.


AGENT: THIS NOTICE MUST BE REMOVED AND LEFT WITH THE PROPOSED INSURED(S)

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NATIONAL SERVICE CENTER ADDRESS:
P.O. BOX 59179
MINNEAPOLIS, MN 55459

INVESTIGATIVE CONSUMER REPORT PRE-NOTIFICATION

Federal and state laws require notification that, in connection with your application, we may request an investigative consumer report. In addition, such a report may be requested subsequently to update our records if you apply for additional coverage. You may request to be interviewed in connection with the preparation of the investigative consumer report. Within
5 business days of receiving your written request, we will inform you whether or not an investigative consumer report was requested and, if such a report was requested, the address and telephone number of the investigative agency to which the request was made. By contacting the local office and providing proper identification, you may inspect or, for the appropriate fee, receive a copy of such report. The investigative agency may retain information they gather and disclose it at a later date to other persons.

Typically the report will contain information as to character, general reputation, personal characteristics and mode of living, which information is obtained through an interview with you or an adult member of your family, employers or business associates, financial sources, friends, neighbors or others with whom you are acquainted. The information will consist, when applicable, of a confirmation of your identity, age, residence, marital status, and past and present employment including occupational duties, financial information, driving record, sports and recreational activities, health history, use of alcohol or drugs, if any, living conditions and type of community.

MEDICAL INFORMATION BUREAU (MIB) PRE-NOTIFICATION

Information regarding your insurability will be treated as confidential.
Hartford Life Insurance Company or Hartford Life and Annuity Insurance
Company or its reinsurer(s) may, however, make a brief report thereon to the
Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company,

the Bureau, upon request, will supply such a company, with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair
Credit Reporting Act. The address of the Bureau's information office is Post
Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number
(617) 426-3660.

Hartford Life Insurance Company or Hartford Life and Annuity Insurance
Company or its reinsurer(s) may also release information in their files to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

PERSONAL HISTORY INTERVIEWS

To provide you, our client, with the best possible service, we may follow-up your application for insurance with what we call a personal history interview. This is a phone call placed from our underwriting office. Its purpose is to make sure that our application information is accurate and complete.

We strive to make you the best possible offer for your premium dollar. The personal history interview gives us the opportunity to gather the information necessary for fair and prompt processing of your application.

Our interviewers are trained to conduct their calls in friendly, professional manner. The nature of the information discussed is always treated as personal and confidential.

Form HL-14622 Printed in U.S.A.


/ / HARTFORD LIFE INSURANCE COMPANY
/ / HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

PART A [LOGO]


- ---------------------------------------------------------------------------------------------------------------------------------
1. PROPOSED INSURED INFORMATION - COMPLETE FOR ALL APPLICATIONS.
- ---------------------------------------------------------------------------------------------------------------------------------
a. Name of Proposed Insured b. Age c. Sex f. Date of Birth h. Social Sec. No.

------------ ----------- --------------------------- -------------------------
d. Height e. Weight g. Place of Birth
- ----------------------------------------------
i. Residence Address -------------------------- -------------------------------------------------------
j. How Long? k. Former Residence l. How Long?

- ----------------------------------------------------------------------------------------------------------------------------------
m. City, State Zip n. City, State Zip

- ----------------------------------------------------------------------------------------------------------------------------------
o. Occupation/Duties p. How Long? q. Employer's Name and Address

- ----------------------------------------------------------------------------------------------------------------------------------
2. PROPOSED JOINT INSURED/OTHER COVERED INSURED INFORMATION - COMPLETE IF APPLICABLE.
- ----------------------------------------------------------------------------------------------------------------------------------
a. Name of Proposed Insured b. Age c. Sex f. Date of Birth h. Social Sec. No.

------------ ----------- --------------------------- -------------------------
d. Height e. Weight g. Place of Birth
- ----------------------------------------------
i. Residence Address (if different from above) -------------------------- -------------------------------------------------------
j. How Long? k. Former Residence l. How Long?

- ----------------------------------------------------------------------------------------------------------------------------------
m. City, State Zip n. City, State Zip

- ----------------------------------------------------------------------------------------------------------------------------------
o. Occupation/Duties p. How Long? q. Employer's Name and Address

- ----------------------------------------------------------------------------------------------------------------------------------
3. OWNER/BENEFICIARY INFORMATION - COMPLETE FOR ALL APPLICATIONS.
- ----------------------------------------------------------------------------------------------------------------------------------
a. Policy Owner Name and Address b. Soc. Sec. No. or Tax ID c. Relationship to Proposed Insured(s)

------------------------------------------------------------------------
d. Owner is:
/ / Individual / /Partnership / /Corporation / /Trustee
- ----------------------------------------------------------------------------------------------------------------------------------
e. Primary Beneficiary(s). Name(s) / Address / Soc. Sec # f. Relationship to Proposed Insured(s) g. % of Death Benefit

- ----------------------------------------------------------------------------------------------------------------------------------
h. Contingent Beneficiary(s). Name(s) / Address / Soc. Sec # i. Relationship to Proposed Insured(s)

- ----------------------------------------------------------------------------------------------------------------------------------
4. LIFE INSURANCE PLAN INFORMATION - COMPLETE FOR ALL APPLICATIONS.
- ----------------------------------------------------------------------------------------------------------------------------------
a. Name of Basic Policy b. Face Amount of Policy (Indicate amount of Basic h. Send Billing/Correspondence to Proposed Insured's
Face Amount and Supplemental Face Amount, if / / Residence / / Business
applicable) / / Policy Owner / / Other:_________________
- ----------------------------------------------------------------------------------------------------------------------------------
c. Death Benefit Options (Choose One) i. Additional Benefits:
/ / Option A (Level) / / Option C / / Waiver of Premium / / Accidental Death Benefit
(Return of Premium) / / ____% Increase in Face Amount for ______ Year(s)
/ / Option B / / Other (Last Survivor Interest Sensitive Life Plans Only)
(Return of Account Value) / / Increase in Coverage Option Rider
- ---------------------------------------------------------------- (Individual Variable Life Plans Only)
d. Automatic Premium Loan / / Yes / / No / / Additional Insurance Benefit
- ---------------------------------------------------------------- $_________ Premium for __________ Year(s).
e. Is this Insurance Part of a If "YES", do you work / / Other:__________ / / See Attached Sheet
Qualified Retirement Plan? on a full time basis?
/ / Yes / / No / / Yes / / No --------------------------------------------------------------
- ---------------------------------------------------------------- j. Issued Policy if Offer on an Requested Policy
f. Is this Insurance Part of a If "YES", If you are an Special Class Basis? / / Yes / / No Date:______________
Corporate Owned Life employee, have you been actively --------------------------------------------------------------
Insurance Plan? at work at least 30 hours per k. Special Requests (Attach Additional sheet if necessary.)
/ / Yes / / No week for the past 90 days
doing your usual duties at your
normal place of work?

/ / Yes / / No
- ------------------------------------------------------------------
g. Premiums to be Paid:
/ / Annually / /Semi-annually / /Quarterly / / COM
- ----------------------------------------------------------------------------------------------------------------------------------

APPLICATION CONTINUED
Form HL-14622 Printed in U.S.A.



- ----------------------------------------------------------------------------------------------------------------------------------
PART B PROPOSED
ANSWER THE FOLLOWING QUESTIONS AND GIVE DETAILS PROPOSED JOINT/OTHER
OF "YES" ANSWERS UNDER # /7./ BELOW INSURED COVERED
INSURED
---------------------
5. YES NO YES NO
- ----------------------------------------------------------------------------------------------------------------------------------
a. DURING THE PAST 5 YEARS HAVE YOU CONSULTED A PHYSICIAN OR
VISITED A CLINIC OR HOSPITAL AS A PATIENT? / / / / / / / /
- ----------------------------------------------------------------------------------------------------------------------------------
b. HAVE YOU had insurance rejected or offered with an extra premium? / / / / / / / /
- ----------------------------------------------------------------------------------------------------------------------------------
c. DO YOU plan to travel or reside outside the United States? (If yes, state when, where, how long.) / / / / / / / /
- ----------------------------------------------------------------------------------------------------------------------------------
d. HAVE YOU smoked cigarettes in the past 12 months? / / / / / / / /
- ----------------------------------------------------------------------------------------------------------------------------------
e. HAVE YOU used any other form of tobacco or nicotine replacement therapy in the past 12 months (for example - cigars, pipes, chewing tobacco, nicorette gum, nicotine patch or nasal spray)? (If yes, specify substance(s).) / / / / / / / /
- ----------------------------------------------------------------------------------------------------------------------------------
f. HAVE YOU even been arrested for drug possession, or had or been advised to have treatment for alcohol or drug abuse? / / / / / / / /
- ----------------------------------------------------------------------------------------------------------------------------------
g. WILL YOU replace or change life insurance or annuities in any company if this policy is issued?
IF "YES", GIVE DETAILS. / / / / / / / /
- ----------------------------------------------------------------------------------------------------------------------------------
6. HAVE YOU EVER HAD OR BEEN TREATED FOR:
- ----------------------------------------------------------------------------------------------------------------------------------
a. Diabetes, heart attack, angina, chest pain, stroke, heart murmur, high blood pressure, or other heart, blood or circulatory disorder? / / / / / / / /
- ----------------------------------------------------------------------------------------------------------------------------------
b. Emotional or nervous disorder, epilepsy, convulsions, brain or spinal cord disorder, cancer or tumor? / / / / / / / /
- ----------------------------------------------------------------------------------------------------------------------------------
c. Any disease of the kidney, liver, lung, lymph glands, muscles, bones, stomach or intestines, AIDS, AIDS Related Complex or any immune deficiency disorder? / / / / / / / /
- ----------------------------------------------------------------------------------------------------------------------------------
Question NAME OF
Number PERSON 7. GIVE COMPLETE DETAILS INCLUDING NAMES AND ADDRESSES OF DOCTORS AND HOSPITALS.
- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------
8. DO YOU HAVE LIFE INSURANCE IN FORCE OR APPLIED FOR? GIVE COMPANY, AMOUNT, PLAN, ISSUE YEARS, OWNERSHIP AND IF WAIVER OF
PREMIUM OR ACCIDENTAL DEATH BENEFITS ARE INCLUDED.
- ----------------------------------------------------------------------------------------------------------------------------------
Proposed Insured YES / / NO / / Proposed Joint Insured YES / / NO / /
- ---------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------
9. VARIABLE LIFE PLAN INFORMATION - COMPLETE IF APPLICABLE.
- ----------------------------------------------------------------------------------------------------------------------------------
a. Dollar Cost Averaging Option / /YES / / No h. NET PREMIUM ALLOCATION. SELECT UP TO 9 SUBACCOUNTS.
(Available on an Annual Mode Only) (0 OR MINIMUM OF 10%. MUST TOTAL 100%.
- --------------------------------------------------------------------- IF USING SUPPLEMENT, DISREGARD THIS SECTION.
b. Guarantee Period
- --------------------------------------------------------------------- FUND NAME % ALLOCATED
SUITABILITY YES NO
- --------------------------------------------------------------------- ---------------------------- ---------------%
c. Do you believe that this policy will meet your insurance
need and financial objectives? ---------------------------- ---------------%
- ---------------------------------------------------------------------
d. DO YOU UNDERSTAND THAT THE AMOUNT AND DURATION OF ---------------------------- ---------------%
THE DEATH BENEFIT MAY VARY, DEPENDING ON THE INVESTMENT
PERFORMANCE OF THE VARIABLE ACCOUNTS IN THE SEPARATE ACCOUNT? ---------------------------- ---------------%
- ---------------------------------------------------------------------
e. DO YOU UNDERSTAND THAT THE POLICY VALUES MAY INCREASE OR DECREASE, ---------------------------- ---------------%
DEPENDING ON THE INVESTMENT PERFORMANCE OF THE VARIABLE
ACCOUNTS IN THE SEPARATE ACCOUNT? ---------------------------- ---------------%
- ---------------------------------------------------------------------
f. Did you receive the separate account prospectus for the ---------------------------- ---------------%
policy applied for? FIXED ACCOUNT
- --------------------------------------------------------------------- ---------------------------- ---------------%
g. Date of Separate Account Prospectus: ___________________________
- ---------------------------------------------------------------------------------------------------------------------------------

APPLICATION CONTINUED
Form HL-14622 Printed in U.S.A.



- ----------------------------------------------------------------------------------------------------------------------------------
PART C PROPOSED
HAZARDOUS ACTIVITIES OF PROPOSED INSURED(S) - COMPLETE FOR ALL APPLICATIONS. PROPOSED JOINT/OTHER
PLEASE ANSWER ALL QUESTIONS "YES" OR "NO." EXPLAIN "YES" ANSWERS IN THE SPACE PROVIDED. INSURED COVERED
INSURED
---------------------
10. YES NO YES NO
- ----------------------------------------------------------------------------------------------------------------------------------
a. Within the past 3 years, have you been convicted of, pleaded guilty or no contest to:

(I). three or more moving violations and/or accidents? / / / / / / / /
(II). driving under the influence of alcohol and/or drugs? / / / / / / / /
IF "YES", EXPLAIN:
- ----------------------------------------------------------------------------------------------------------------------------------
b. Have you ever been convicted of a felony or misdemeanor other than a minor traffic violation? / / / / / / / /
IF "YES", EXPLAIN:
- ----------------------------------------------------------------------------------------------------------------------------------
c. Are you a member, or do you intend to become a member, or the armed forces, including the Reserves? / / / / / / / /
IF "YES", EXPLAIN:
- ----------------------------------------------------------------------------------------------------------------------------------
d. Except for vacation trips, do you intend to travel outside the U.S. or Canada within the next two years? / / / / / / / /
IF "YES", EXPLAIN:
- ----------------------------------------------------------------------------------------------------------------------------------
e. Do you participate in aeronautics (hang-gliding, soaring, sky-diving, ballooning, etc.)? / / / / / / / /
IF "YES", EXPLAIN:
- ----------------------------------------------------------------------------------------------------------
Jumps/Flights per year Total # of jumps/Flights Name of Club Date Last Jump/Flight

- ----------------------------------------------------------------------------------------------------------------------------------
f. Do you race, test or stunt drive automobiles, motorcycles, motor boats, or jet powered vehicles, or do you use or race snow mobiles, dirt bikes, dune buggies, etc.? IF "YES", COMPLETE BELOW: / / / / / / / /
- ----------------------------------------------------------------------------------------------------------
Type of vehicle Type of terrain/race/course # of Races or Uses/year Date of Last Race or use

- ----------------------------------------------------------------------------------------------------------------------------------
g. Do you participate in skin or scuba diving? / / / / / / / /
IF "YES", COMPLETE BELOW:
- ----------------------------------------------------------------------------------------------------------
Depth of Dives # of Times per year Name of Club Date of Last Dive

- ----------------------------------------------------------------------------------------------------------------------------------
h. Do you participate in any other hazardous sports or activities (mountain climbing, competitive skiing, rodeos, etc.? IF "YES", EXPLAIN: / / / / / / / /
- ----------------------------------------------------------------------------------------------------------------------------------
i. Have you ever engaged in or do you plan to engage in any aviation activity other than as a fare-paying passenger? IF "YES", COMPLETE THE REMAINDER OF THIS SECTION / / / / / / / /
- ----------------------------------------------------------------------------------------------------------------------------------
j. What types and kinds of plans do you fly or intend to fly?
- ----------------------------------------------------------------------------------------------------------------------------------
PERSON FLIGHT STATUS PILOT-MILITARY OR RESERVE PILOT-CIVILIAN CREW MEMBER
- ----------------------------------------------------------------------------------------------------------------------------------
HOURS FLOWN
PAST 12 MOS.
- ----------------------------------------------------------------------------------------------------------------------------------
HOURS FLOWN
1-2 YRS. AGO
- ----------------------------------------------------------------------------------------------------------------------------------
HOURS NEXT
12 MONTHS
- ----------------------------------------------------------------------------------------------------------------------------------
Total Solo Hours Total Hours Flown as a Pilot Date of Last Flight

- ----------------------------------------------------------------------------------------------------------------------------------
k. Type of Pilot's Certificate(s) or Rating(s)? (check as appropriate)
/ / Student / / Private / / Commercial / / ATR / / IFR
Year Issued: __________________________
- ----------------------------------------------------------------------------------------------------------------------------------
l. If aviation avocation does not qualify for aviation coverage without additional premium, issue policy as follows::

/ / Aviation Coverage with Extra Premium / / Aviation Exclusion Rider
- ----------------------------------------------------------------------------------------------------------------------------------
REMARKS - IDENTIFY QUESTION, PROPOSED INSURED, AND ADDITIONAL DETAILS

- ----------------------------------------------------------------------------------------------------------------------------------

Form HL-14622 Printed in U.S.A.


- ----------------------------------------------------------------------------------------------------------------------------------
PART D
11. AGREEMENT AND ACKNOWLEDGEMENT - COMPLETE FOR ALL APPLICATIONS.
- ----------------------------------------------------------------------------------------------------------------------------------
Each of the undersigned declares that: the statements and answers contained in this application are complete and true to the best of each person's knowledge and belief; and each agrees that coverage can take effect only if the Proposed Insured(s) is/are alive and all answers material to the risk are still true and complete when the policy is delivered and paid for. I/We agree that the statements and answers contained in this application shall form the basis of any contract for life insurance that may be issued;
and, a copy of this application shall be attached to and made part of the policy. I/We have received a copy of the Company
Compliance Illustration for the life insurance applied for herein.

I/We agree that only an Officer of the Company may alter the terms of the application, the Conditional Receipt or the policy, or waive any of the Company's rights or requirements.

Signed at this day of 19 .
------------------------------------------------ ----------- ----------------- ------------

x
-------------------------------------------------------------- ------------------------------------------------------------
Signature of PROPOSED INSURED SIGNATURE OF PROPOSED JOINT INSURED / OTHER COVERED INSURED
(Parent or Guardian if under 15 years of Age) (PARENT OR GUARDIAN IF UNDER 15 YEARS OF AGE)

$ x
-------------------------------------------------------------- ------------------------------------------------------------
Amount Received with Application Signature of APPLICANT/OWNER if other than
Proposed Insured(s)

------------------------------------------------------------
Signature of Licensed Agent
- ----------------------------------------------------------------------------------------------------------------------------------
12. AUTHORIZATION TO OBTAIN, RELEASE, AND DISCLOSE INFORMATION - COMPLETE FOR ALL APPLICATIONS.
- ----------------------------------------------------------------------------------------------------------------------------------
I authorize Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company (Hartford) to complete a Personal
History Interview and to obtain an Investigative Consumer Report on me or on my children. I authorize the release of any medical or non-medical information that relates to: (1) past or current health conditions including illnesses; sicknesses; diseases;
disabilities; disorders; accidents; or injuries; (2) confinements in any hospital; medical facility; or medical clinic; (3)
outpatient treatment in any hospital; hospital emergency room; medical facility; or clinic; (4) treatment for alcohol abuse; drug abuse; or mental health protected by Federal Law.

This information may be released by any person or organization that has records or knowledge of my health or to the health or my children, if they are applying for insurance. This includes any doctor; medical professional; health practitioner; therapist;
counselor; hospital; clinic; insurer; reinsurer; consumer reporting firm; employer or the Medical Information Bureau (MIB). This information may be released for the purpose of determining eligibility for insurance under a new or an existing policy.

This information may be released to Hartford or to their legal representative. I understand that the MIB will release records of information only to Hartford.

Hartford may release the information in their file(s) to: their reinsurers; the MIB; any other insurance company to whom I or my children apply for life or health insurance; or other persons and/or organizations performing business or legal services in connection with this application or a claim. Except as specified, this information will not be given, sold or transferred to any person without obtaining my consent. This consent must be written and state the use and the need for such information.

I understand that if I request details about any of the medical information gathered about me or my children which relates to this application; (a) the medical information; and, (b) the identify of the medical care institution or the medical person who provided the information; shall be released to me or to a licensed medical person of my choice.

Upon written request, I will receive details of the method I must use to exercise my right to access, correct and amend any information gathered about me or my children which relates to this application. I may revoke, upon written request, the right to use this consent form except to the extent that action has already been taken. A photocopy of this consent form is as valid as the original. When requested in writing, I will receive a copy of this form. This consent form will expire: two years from the date of the contract; or, one year from the date below, if no contract has yet been issued.

Dated Signed X
---------------------------------------- ---------------------------------------------------------------------
PROPOSED INSURED (Parent or Guardian if under 15 years of Age)

Dated Signed
---------------------------------------- ----------------------------------------------------------------------
PROPOSED JOINT INSURED / OTHER COVERED INSURED
(PARENT OR GUARDIAN IF UNDER 15 YEARS OF AGE)

- ----------------------------------------------------------------------------------------------------------------------------------

APPLICATION CONTINUED
Form HL-14622 Printed in U.S.A.



- ----------------------------------------------------------------------------------------------------------------------------------
PART E AGENT INFORMATION - COMPLETE FOR ALL APPLICATIONS.
- ----------------------------------------------------------------------------------------------------------------------------------
1. How we do you know the Proposed Insured(s)?
- ----------------------------------------------------------------------------------------------------------------------------------
2. Do you know knowledge or reason to believe that replacement of existing life insurance or annuities is involved in this transaction?
- ----------------------------------------------------------------------------------------------------------------------------------
3. Personal History Interview
Most convenient time to call / / Morning / / Afternoon
Place to call / / Home / / Business / / Phone number _______________________
May we interview the Spouse of an adult member of the family: / / Yes / / No
Show any unusual name pronunciation phonetically.______________________________________
- ----------------------------------------------------------------------------------------------------------------------------------
4. Estimated annual income, net worth and marital status of Proposed Insured(s)?
- ----------------------------------------------------------------------------------------------------------------------------------
5. Give the purpose of this insurance and the nature of the Owner/Applicant's insurance interest.

- ----------------------------------------------------------------------------------------------------------------------------------
6. Policy Information: (COMPLIANCE ILLUSTRATION MUST ACCOMPANY EACH APPLICATION.)
Annual Scheduled Premium: First Year $________________________ Subsequent Years $ _______________________________
- ----------------------------------------------------------------------------------------------------------------------------------
7. This Application is submitted on the following basis: / / Medically / / Non-medically
/ / Other
Has a medical examination been arranged? / / Yes / / No
- ----------------------------------------------------------------------------------------------------------------------------------
REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------
IF THE APPLICATION PACKAGE IS NOT BEING SUBMITTED THROUGH YOUR BROKER/DEALER, CONTACT THAT BROKER/DEALER FOR THEIR SUITABILITY
REQUIREMENTS. WE SUGGEST YOU SEND YOUR BROKER/DEALER A COPY OF PART A (PAGE 1), SECTION 9, (PAGE 2) (SUITABILITY AND FUND
SELECTION) AND PART E (AGENT INFORMATION) OF THE APPLICATION, ALONG WITH A COPY OF THE ILLUSTRATION USED IN THE FINAL SALE.
- ----------------------------------------------------------------------------------------------------------------------------------
PRODUCER CERTIFICATION - COMPLETE FOR ALL APPLICATIONS.
- ----------------------------------------------------------------------------------------------------------------------------------
1. I CERTIFY that I asked each question separately; the answers were recorded as given; and, they are complete and accurate to the best of my knowledge and belief.
2. I CERTIFY that I am duly licensed in the state in which this application was signed.
3. I have given the Proposed Insured(s) the appropriate Disclosure documents.
4. For Variable Life Business, I CERTIFY that I am a NASD Registered Representative.
5. I have complied with state and federal laws on disclosure, cost comparison and replacement.
6. I have reviewed the purchase of this insurance policy as to suitability.

X
-----------------------------------------------------------------------------------------------------------------------
Signature(s) of Writing Agent(s). Writing Agent's Code Number
- ----------------------------------------------------------------------------------------------------------------------------------
PAY COMMISSIONS AS INDICATED BELOW (COMMISSION SPLITS ARE AT WRITING AGENT LEVEL SPLIT
- ----------------------------------------------------------------------------------------------------------------------------------
AGENT NAME AGENT CODE SOCIAL SEC./TAX I.D. 1st Yr. Renewal
- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------
Sales Office Use Only: F.O. # __________ Staff Code _________ Advanced Und. Code ___________
Marketing Code ___________
- ----------------------------------------------------------------------------------------------------------------------------------
WHEN CONDITIONAL RECEIPT CAN BE USED
- ----------------------------------------------------------------------------------------------------------------------------------
An advance payment may be accepted and the Conditional Receipt may be given ONLY under the following conditions:
1. The advance premium is at least equal to the amount of THE FULL FIRST PREMIUM FOR THE MODE SELECTED.
2. The answers in Part B, questions 5F AND 6 ARE "NO".
3. The Proposed Insured(s) appear to be STANDARD RISKS in all respects.
4. The Conditional receipt is given and the advance premium is collected ONLY AT THE TIME THE APPLICATION IS TAKEN and signed.
5. The application does not contain a request for POSTDATING.
6. The AGENT DOES NOT MAKE AN ADVANCE PAYMENT for the Proposed Insured or Applicant. If this is done, loss of the agent's license could result.
7. The proposed Insured(s) is/are 75 YEARS OLD OR LESS, age last birthday.
8. The amount of insurance applied for does not exceed $500,000.
- ----------------------------------------------------------------------------------------------------------------------------------

AGENT'S REPORT


CONDITIONAL RECEIPT

VALID FOR USE WITH LIFE INSURANCE ON PROPOSED INSURED(S) AGE 75 OR LESS
WITH THE AMOUNTS OF INSURANCE APPLIED FOR NOT IN EXCESS OF $500,000.

If any person proposed for coverage has answered "Yes" to question 5f or 6,
NO PAYMENT may be accepted with the application.

1. NO COVERAGE WILL BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY APPLIED
FOR UNLESS AND UNTIL ALL THE CONDITIONS OF THIS RECEIPT HAVE BEEN FULFILLED
EXACTLY:

(a) The amount of payment taken with the application must be at least equal to the amount of the full premium for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the policy.

(b) All medical examinations, test, x-rays and electrocardiograms required by the Company must be completed and received at its National Service
Center in Minneapolis, Minnesota within 60 days from the date of completion of Part 1 of this application.

(c) As of the effective date, as defined below, each person proposed for insurance in this application must be a risk insurable in accordance with the Company's rules, limits, and standards for the plan and the amount applied for without any modification either as to plan, amount, riders and/or the rate of premium paid.

(d) As of the effective date, the state of health and all factors affecting the insurability of each and every person proposed for insurance must be as stated in the application.

2. Subject to the conditions of paragraph 1, insurance, as provided by the terms and conditions of the policy applied for and in use on the effective date, but for an amount not exceeding that specified in paragraph 3, will become effective as of the effective date. "Effective date", as used herein, is the later of: (a) the date of completion of Part 1 of the application, or (b) the date of completion of all medial examinations, tests, x-rays and electrocardiograms required by the Company. The effective date is determined separately for each person proposed for coverage.

3. The total amount of insurance which may become effective on any person proposed for insurance shall not exceed $500,000 of life insurance, including any accidental death insurance benefits.

4. If one or more of the conditions of paragraph 1 have not been fulfilled exactly, there shall be no liability on the part of the Company except to return the applicable payment in exchange for this Receipt.

5. NO AGENT OR ANY OTHER PERSON IS AUTHORIZED BY THE COMPANY TO WAIVE OR

MODIFY IN ANY WAY ANY OF THE PROVISIONS OF THIS CONDITIONAL RECEIPT.

If all the conditions are not fulfilled exactly, the insurance will take effect when the policy is delivered to the owner stated in the application;
but only if at the time of such delivery there has been no change in insurability as represented in the application.

All premium checks must be made payable to the Insurance Company. Do not make checks payable to the agent or leave the payee blank.

Received a check totaling $ __________ from _______________ in connection with the application for life insurance totaling $ _____________, bearing the same date as this Conditional Receipt.

Date at _______________ this ________ day of _______________, 19 ___________.

------------------------------------------------
Signature of Agent

I acknowledge possession of this receipt and I certify that I have read it and the agreement in the application. The terms and conditions of this receipt, to which I agree, and the agreement in this application have been explained to me fully by the agent and I understand them.

X
------------------------------------------------
Signature of Applicant

THIS RECEIPT IS TO BE DETACHED AND GIVEN TO THE APPLICANT AT THE TIME OF
APPLICATION IF ANY MONEY IS TAKEN

HO COPY


CONDITIONAL RECEIPT

VALID FOR USE WITH LIFE INSURANCE ON PROPOSED INSURED(S) AGE 75 OR LESS
WITH THE AMOUNTS OF INSURANCE APPLIED FOR NOT IN EXCESS OF $500,000.

If any person proposed for coverage has answered "Yes" to question 5f or 6, NO
PAYMENT may be accepted with the application.

1. NO COVERAGE WILL BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY APPLIED
FOR UNLESS AND UNTIL ALL THE CONDITIONS OF THIS RECEIPT HAVE BEEN FULFILLED
EXACTLY:

(a) The amount of payment taken with the application must be at least equal to the amount of the full premium for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the policy.

(b) All medical examinations, test, x-rays and electrocardiograms required by the Company must be completed and received at its National Service
Center in Minneapolis, Minnesota within 60 days from the date of completion of Part 1 of this application.

(c) As of the effective date, as defined below, each person proposed for insurance in this application must be a risk insurable in accordance with the Company's rules, limits, and standards for the plan and the amount applied for without any modification either as to plan, amount, riders and/or the rate of premium paid.

(d) As of the effective date, the state of health and all factors affecting the insurability of each and every person proposed for insurance must be as stated in the application.

2. Subject to the conditions of paragraph 1, insurance, as provided by the terms and conditions of the policy applied for and in use on the effective date, but for an amount not exceeding that specified in paragraph 3, will become effective as of the effective date. "Effective date", as used herein, is the later of: (a) the date of completion of Part 1 of the application, or (b) the date of completion of all medial examinations, tests, x-rays and electrocardiograms required by the Company. The effective date is determined separately for each person proposed for coverage.

3. The total amount of insurance which may become effective on any person proposed for insurance shall not exceed $500,000 of life insurance, including any accidental death insurance benefits.

4. If one or more of the conditions of paragraph 1 have not been fulfilled exactly, there shall be no liability on the part of the Company except to return the applicable payment in exchange for this Receipt.

5. NO AGENT OR ANY OTHER PERSON IS AUTHORIZED BY THE COMPANY TO WAIVE OR
MODIFY IN ANY WAY ANY OF THE PROVISIONS OF THIS CONDITIONAL RECEIPT.

If all the conditions are not fulfilled exactly, the insurance will take effect when the policy is delivered to the owner stated in the application;
but only if at the time of such delivery there has been no change in insurability as represented in the application.

All premium checks must be made payable to the Insurance Company. Do not make checks payable to the agent or leave the payee blank.

Received a check totaling $ __________ from _______________ in connection with the application for life insurance totaling $ _____________, bearing the same date as this Conditional Receipt.

Date at _______________ this ________ day of _______________, 19 ___________.

------------------------------------------------
Signature of Agent

I acknowledge possession of this receipt and I certify that I have read it and the agreement in the application. The terms and conditions of this receipt, to which I agree, and the agreement in this application have been explained to me fully by the agent and I understand them.

X
------------------------------------------------
Signature of Applicant

THIS RECEIPT IS TO BE DETACHED AND GIVEN TO THE APPLICANT AT THE TIME OF
APPLICATION IF ANY MONEY IS TAKEN

PROPOSED INSURED'S/APPLICANT'S COPY